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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Jones Programming Partners 1-A, Ltd.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                      JONES PROGRAMMING PARTNERS 1-A, LTD.
                             9697 E. MINERAL AVENUE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 792-3111

To the Limited Partners of Jones Programming Partners 1-A, Ltd.:

     Please be advised that the special meeting of the limited partners of Jones Programming Partners 1-A, Ltd. (the "Partnership") scheduled to be held on Monday, November 5, 2001, at 9:30 a.m., Mountain Time, for the purpose of obtaining limited partner approval for the sale of the assets of the Partnership consisting of various rights to original programming entitled "The Story Lady," "The Little Kidnappers" and "Curacao" (collectively, the "Film Rights"), has been adjourned until Friday, December 21, 2001, at 9:30 a.m., Mountain Time, unless further adjourned.

     The adjournment will allow time for the solicitation of proxies for the Proposal set forth in the Proxy Statement dated October 4, 2001 sent to the limited partners.

     The General Partner has been informed by Tulip Media Ltd. ("Tulip"), the broker which is seeking to sell the Partnership's Film Rights, that Tulip has completed its initial sales efforts. Based on the responses received, Tulip believes that if a buyer can be obtained, the purchase price is likely to be significantly less than the potential values set forth in the Proxy Statement. The Films have attracted very little interest to date and the General Partner has authorized Tulip to seek the best price that it can obtain. There is no assurance that the Film Rights will be sold or if sold, what price or prices will be obtained.

     THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL, AS DEFINED IN THE PROXY STATEMENT.

     Jones Entertainment Group, Ltd., as General Partner of your Partnership, urges you to sign and return the enclosed proxy card as promptly as possible in the envelope provided--whether or not you plan to attend the meeting. If you do attend the meeting, you may withdraw your proxy at that time. IF YOU HAVE ALREADY SENT IN YOUR PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, NO FURTHER ACTION IS REQUIRED. IF YOU WOULD LIKE TO REVOKE YOUR EARLIER VOTE, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD.


                                        JONES ENTERTAINMENT GROUP, LTD.
                                        General Partner

                                        /s/ Lorri Ellis
                                        --------------------------------------
                                        Lorri Ellis
                                        Secretary


November 6, 2001

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                                      PROXY
                      JONES PROGRAMMING PARTNERS 1-A, LTD.

                               **VOTING OPTIONS**
                            YOU MAY VOTE BY TELEPHONE
           (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN
                             THE ENCLOSED ENVELOPE)

If voting by proxy, you may vote either by mail, fax or telephone. Your telephone vote authorizes the named proxies to vote your interests in the same manner as if you marked, signed and returned your proxy card by mail. To vote by telephone, please read the accompanying proxy statement and then follow these steps:

TO VOTE BY PHONE:   CALL TOLL FREE 1-866-227-8683 ANY TIME ON A TOUCH-TONE
                    TELEPHONE.

                    THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL-FREE NUMBER.

                    Enter the 10-digit pin number located below.

                    To vote FOR on the Proposal, as the General Partner recommends, PRESS 1.

                    To vote AGAINST the Proposal PRESS 2.

                    To ABSTAIN on the Proposal PRESS 3.


                    If you vote by telephone, please DO NOT mail back the proxy.

                                   THANK YOU FOR VOTING!

                                                       /              /
                                                        PIN NUMBER FOR
                                                       TELEPHONIC VOTING

                              FOLD AND DETACH HERE
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              THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP
                             BY THE GENERAL PARTNER
                  FOR A SPECIAL MEETING OF THE LIMITED PARTNERS

     The undersigned hereby appoints Timothy J. Burke and Lorri Ellis as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designed herein, all limited partnership interests of JONES PROGRAMMING PARTNERS 1-A, LTD. held of record by the undersigned on September 28, 2001 for a special meeting of limited partners to be held at the corporate offices of the General Partner, 9697 E. Mineral Avenue, Englewood, Colorado, on FRIDAY, DECEMBER 21, 2001, at 9:30 a.m., Mountain Time, UNLESS FURTHER ADJOURNED.

THE GENERAL PARTNER RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM:

1) The adoption of a proposal for the sale of substantially all of the assets of the Partnership and the ultimate dissolution of the Partnership. (Note:
     The asset sale and dissolution of the Partnership comprise a single proposal, and a vote in favor of the proposal will constitute a vote in favor of each of these matters.)

               [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE PROPOSAL.


                          (TO BE SIGNED ON OTHER SIDE.)
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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING.


                         ---------------------------------------------------
                         Date

                         ----------------------------------------------------
                         Signature

                         ----------------------------------------------------
                         (Signature if held jointly)

                         Please sign exactly as your name appears at the left. When partnership interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.


                 YOU MAY FAX YOUR SIGNED PROXY TO 214-887-7198.